UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2009 (Date of earliest event reported)
ROYAL MINES AND MINERALS CORP. (Exact name of registrant as specified in its charter)

NV (State or other jurisdiction of incorporation)	000-52391 (Commission File Number)	20-4178322 (IRS Employer Identification Number)

2580 Anthem Village Dr., Henderson, NV (Address of principal executive offices)		89052 (Zip Code)
(702) 588-5973 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 15, 2009, Royal Mines and Minerals Corp. (the "Company") issued a news release updating its shareholders on the developments in the Company's business. The complete text of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits

News Release dated October 15, 2009

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of ROYAL MINES AND MINERALS CORP. dated October 15, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2009	ROYAL MINES AND MINERALS CORP. By: /s/ JASON S. MITCHELL JASON S. MITCHELL Chief Financial Officer, Secretary and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ROYAL MINES AND MINERALS CORP. dated October 15, 2009